Exhibit 99.2
Copyright © 2025 Harmony Biosciences. All rights reserved. 4 3 r d Annual JP Morgan Healthcare Conference JEFFREY M. DAYNO, MD January 15, 2025 | San Francisco

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in these materials or elsewhere, including statements regarding Harmony Biosciences Holdings, Inc.’s (the “Company”) future financial position, preliminary financial results, business strategy and plans and objectives of management for future operations, should be considered forward-looking statements. Forward-looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” “may,” “could,” “might,” “continue,” “potential,” and similar words or expressions in discussions of the Company’s future operations, financial performance or the Company’s strategies, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on current expectations or objectives that are inherently uncertain. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expressed or implied forwarding-looking statements, including, but not limited to the risk factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2024 and its other filings with the SEC. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. This presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the Company, nor any of its respective officers, directors, managers, employees, agents, or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward-looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments. This presentation concerns product candidates that are or have been under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration, European Medicines Agency or other foreign regulatory authorities. These product candidates are currently limited by U.S. Federal law to investigational use, and no representations are made as to their safety or effectiveness for the purposes for which they are being investigated. Preliminary Financial Results The preliminary financial results of the Company for the fiscal year ended December 31, 2024 included in this presentation are estimates and represent the most current information available to the Company’s management, as financial closing procedures for the fourth quarter and fiscal year ended December 31, 2024 are not yet complete. The Company expects that its actual results to be reported in its Annual Report on Form 10-K for the year ended December 31, 2024 will not differ materially from the preliminary results, however, these results are subject to change following the completion of year-end accounting procedures and adjustments, including the execution of the Company’s internal control over financial reporting, the completion of the preparation and audit of the Company’s financial statements and the subsequent occurrence or identification of events prior to the formal issuance of the audited financial statements for fiscal year 2024. 2 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference

INNOVATIVE PATIENT-FOCUSED PROFITABLE BIOTECH CATALYST-RICH PIPELINE

4 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference 4 Key Catalysts One every Q in 2025 $1B+ Potential opportunity for WAKIX in narcolepsy $3B+ Establishing leadership position in CNS 6 Phase 3 Development programs by year end 2025 MULTIPLE MILESTONES IN 2025 DURABLE LONG-TERM VALUE CREATION

SLEEP/WAKE NEURO BEHAVIORAL EPILEPSY EACH FRANCHISE WITH POTENTIAL Peak Sales of $1-2B 5 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference

Innovative Late-Stage Pipeline


PRODUCT / INDICATION
PRE-IND
PHASE 1
PHASE 2
PHASE 3
REGULATORY FILING
MARKETED PRODUCT
Sleep/Wake
WAKIX®
EDS in Narcolepsy (Adults)
Cataplexy in Narcolepsy (Adults)
EDS in Narcolepsy (Pediatric)
Pitolisant
Idiopathic Hypersomnia (IH)
Prader-Willi Syndrome (PWS)
Myotonic Dystrophy (DM1)
Pitolisant Gastro-Resistant (GR)
Pitolisant High-Dose (HD)
BP1.15205 (Orexin-2 Receptor Agonist)
Sleep/Wake Disorders
HBS-102
PWS
Neurobehavioral
ZYN-002 (Cannabidiol Gel)
Fragile X Syndrome (FXS)
22q11.2 Deletion Syndrome (22q)
Rare Epilepsy
EPX-100 (Clemizole Hydrochloride)
Dravet Syndrome (DS)
Lenox-Gastaut Syndrome (LGS)
EPX-200 (Lorcaserin)
Developmental and Epileptic Encephalopathies (DEE)

3 CNS FRANCHISES | **8** ASSETS | **13** DEVELOPMENT PROGRAMS | **6** PHASE 3 PROGRAMS BY YEAR END

6 January 15, 2025
Harmony Biosciences | J.P. Morgan Healthcare Conference
HARMONY BIOSCIENCES

WAKIX® Is One of the Most Successful Orphan/Rare Launches With Demonstrated Durable Revenue Generation 7 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference WAKIX Net Revenue Growth 2020–2024 $160 $305 $438 $582 $714 $0 $200 $400 $600 $800 2020 2021 2022 2023 2024 Net Revenue ($M) 1 KEY TAKEAWAY 1. Net Revenue for fiscal year 2024 is preliminary, unaudited and subject to change 2. https://narcolepsynetwork.org/accessed Feb 2024 80,000 90,000 > 50% of Patients Undiagnosed ~170,000 Diagnosed Narcolepsy Patients Undiagnosed Narcolepsy Population People Living With Narcolepsy in the U.S² Sustained, durable revenue for WAKIX over 5 years on the market

2025 Net Revenue Guidance 8 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference Chris Living with Narcolepsy KEY TAKEAWAY $820M-$860M NET REVENUE GUIDANCE WAKIX represents a potential $1B+ opportunity in narcolepsy alone

2025 Anticipated Catalysts 9 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference 1Q25 Pitolisant IH sNDA FDA decision on file acceptance (potential approval in 2025) 2Q25 BP1.15205 (OX2R agonist) • Preclinical data presentation at SLEEP 2025 • IMPD submission (IND submission 2H) 3Q25 ZYN002 FXS Phase 3 topline data readout Pitolisant-GR Pivotal BE study readout 4Q25 Pitolisant-HD initiation of pivotal Phase 3 trial in Narcolepsy Late-stage pipeline driving a catalyst-rich 2025 KEY TAKEAWAY

TOTALITY OF DATA FROM THE PHASE 3 INTUNE STUDY Open-label, randomized withdrawal and long-term extension data REAL WORLD AND CLINICAL EXPERIENCE DATA Data from compassionate use program and top KOL clinical experience FAVORABLE BENEFIT / RISK PROFILE Unmet medical need/unique safety profile VOICE OF THE PATIENT REPORT Output from Externally-Led Patient-focused Drug Development meeting with active FDA participation ESTABLISHED SAFETY Non-scheduled and simple dosing regimen Q1 Catalyst: Pitolisant for Idiopathic Hypersomnia (IH) 10 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference FDA decision on IH sNDA file acceptance (potential approval in 2025)

0 2 4 6 8 10 12 14 16 18 Strong and Durable Improvement in EDS in Patients With IH (as Measured by ESS) 11 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference The mean ESS Score stayed within the normal level of wakefulness throughout the long-term extension period KEY TAKEAWAY NORMAL LEVEL OF WAKEFULNESS Start of Study End of 8 Weeks Pitolisant RWD Placebo Mean ESS Score DAY 22 MONTH 7 MONTH 13 Open Label Extension (52 weeks) Randomized Withdrawal Phase (4 Weeks) Open Label Phase (8 Weeks) 9.4 POINT IMPROVEMENT SUSTAINED RESPONSE WITHIN NORMAL RANGE UP TO 13 MONTHS ITT population: Data on file

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Percentage of Pitolisant Patients within the Normal Level of Wakefulness 12 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference Pitolisant demonstrates high patient response rates in maintaining normal level of wakefulness observed through 13 months of treatment KEY TAKEAWAY Start of Study End of 8 Weeks Pitolisant RWD Placebo DAY 22 MONTH 7 MONTH 13 Open Label Extension (52 weeks) Randomized Withdrawal Phase (4 Weeks) Open Label Phase (8 Weeks) 78.42% 73.9% 70.3% 75.6% % of Patients on Pitolisant with ESS < 10 ITT population: Data on file NEW DATA

Q2 Catalyst: Potential Best-in-Class Orexin 2 Receptor (OX2R) Agonist 13 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference TEIJIN - COLLABORATION WITH PROF. YANAGISAWA Tokyo-based Pharma; innovator of TPM-1116 (now BP1.15205) Discovered orexin receptors and implications on sleep/wake UNIQUE STRUCTURE/CHEMICAL SCAFFOLD Differentiated from other known OX2R agonist chemical structures CLINICAL POTENTIAL • Potency and selectivity • Potent on-target effects • Potentially better AE profile • Once-daily dosing PRECLINICAL DATA PRESENTATION AT SLEEP IN JUNE Preclinical data presentation at SLEEP 2025 meeting in June Preclinical Data Presentation at SLEEP 2025 OREXIN CLASS Next wave of Sleep/Wake therapeutic innovation

Jazz JZP441 Alkermes6 2680 Takeda4 TAK-994 Takeda5 TAK-925 Takeda4 TAK-861 Eisai3 E2086 Centessa2 ORX750 HRMY/BP1 BP1.15205 Select DMPK parameters 0.015 nM 0.11 nM 2.3 nM 2.5 nM 5.5 nM 19 nM Not reported Not reported Potency (hOX2R, EC50) > 600x 9800x > 2000x 3000x > 5000x Not reported Not reported Not reported Selectivity for hOX2R vs hOX1R Not reported Once a day dosing Twice a day dosing IV dosing Twice a day dosing Not reported Once a day dosing Potential for once-daily oral dosing Dosing regimen BP1.15205: Most potent OX2R Agonist (In Vitro Pharmacology Data) 14 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference The most potent orexin-2 receptor agonist (based on publicly available data) KEY TAKEAWAY 1.Bioprojet/Harmony data on file; 2. Lack et al., World Sleep 2023, abstract; 3. Hatanaka et al., ACNP 2022, poster; 4. Kimura et al., World Sleep 2023, abstract; 5. Yukitake et al., Pharmacol Biochem Behav. 2019, publication; 6. Clinicaltrials.gov.

Orexin-2 Receptor Agonist: Distinct Chemical Structure with Unique Properties and Potential Clinical Benefits 15 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference Potential best-in-class OX2R agonist with possibility for broad clinical utility KEY TAKEAWAY Combination of high potency and excellent selectivity translates to potentially low dose(s) for efficacy which provides dosing flexibility across all central disorders of hypersomnolence Selectivity Excellent selectivity in the context of potency that is several orders of magnitude higher compared to other OX2R agonists  Over 140-fold selectivity over OX1R based on highest anticipated human dose from pre-clinical efficacy data  Over 1000-fold selectivity against 150 other targets of interest Highest potency compared to other OX2R agonists to-date Excellent Potency and

Q3 Catalyst: ZYN002 for the Treatment of Fragile X Syndrome

Topline Data Readout from Pivotal Phase 3 RECONNECT Trial

ZYN002: INNOVATIVE PRODUCT PROFILE
Purely synthetic cannabidiol (CBD); devoid of THC

LEAD PROGRAM IN FRAGILE X SYNDROME (FXS)
Additional opportunity in related disorder, 22q deletion syndrome (22q)

MARKET OPPORTUNITY
~80,000 patients in the US with FXS; similar for 22q, Worldwide rights

VERY HIGH UNMET NEED
No approved products for FXS or 22q
Would be first approved treatment for patients with FXS

16 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference HARMONY BIOSCIENCES

Phase 2 CONNECT Trial1: Completely Methylated Subgroup 17 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference Key secondary outcomes SOCIAL INTERACTION 63% vs 37% (p=0.005*) IRRITABLE/DISRUPTIVE BEHAVIORS 54% vs 33% (p=0.027*) SOCIAL AVOIDANCE (≥ 3 POINTS) 56% vs 37% (p=0.030*) Clinically meaningful improvement in patients with complete methylation KEY TAKEAWAY 40% MEDIAN IMPROVEMENT in socially avoidant behaviors (p=0.027*) 1. Berry-Kravis et al 2022 * nominal statistical significance

Open-Label Extension Patients on ZYN002 Sustained Improvement in Patients With Complete Methylation of FMR1a 18 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference Change in ABC-CFXS Social Avoidance CONNECT-FX Double-Blindb RECONNECT Population Continued improvement through 4 months used to support increasing treatment period in RECONNECT to 4 months -6 -5 -4 -3 -2 -1 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Change from baseline c Placebo (n) ZYN002 (n) 48 47 47 45 49 46 45 43 43 44 36 40 31 33 31 33 10 14 15 19 Month ZYN002 Placebo Switch from Placebo to ZYN002 a. Patients matching primary efficacy population in RECONNECT. b. ZYN2-CL-016 (CONNECT-FX). c. Least square mean ± SE; reduction equals improvement.

Pivotal Phase 3 RECONNECT Trial: Design Optimized from Phase 2 CONNECT-FX Trial 19 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference Successful completion of Phase 3 pivotal trial expected to satisfy requirements for an NDA submission in the U.S. and a marketing authorization application in the EU. Primary endpoint: Patients with complete methylation Extended treatment period to 16 weeks Increased dose for individuals >50 kg More patient and family friendly Learnings from Connect-FX trial informed RECONNECT study design KEY TAKEAWAY

Q4 Catalyst: Pitolisant-HD in Narcolepsy 20 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference Initiation of pivotal Phase 3 trial of Pitolisant-HD in narcolepsy DESIGNED TO ADDRESS THE LARGEST UNMET MEDICAL NEED IN NARCOLEPSY • Providing greater efficacy for both excessive daytime sleepiness and cataplexy PRELIMINARY IP FILED TO EXTEND PITOLISANT FRANCHISE INTO 2040’S PROGRAM TO INCLUDE NOVEL ENDPOINT TO ASSESS NARCOLEPSY-RELATED FATIGUE

Pitolisant Franchise Poised to Drive Durable Patient and Revenue Growth to the Mid-2040s

2019 — 2026 — 2028 — 2030 — 2040

WAKIX® (LOE Q3 2030*)
$1B+ foundation in narcolepsy alone

PITOLISANT-GR (PDUFA DATE 2026)
Expands pitolisant patient base
$300–$500M Opportunity

PITOLISANT-HD (PDUFA DATE 2028)
Further expands pitolisant patient base and extends pitolisant franchise
$1B+ opportunity in narcolepsy alone

- Two meaningfully differentiated product profiles building off WAKIX with PDUFAs prior to LOE
- Provisional patents filed out to 2044 to extend durable patient and net revenue growth
  - Pursuing other indications (IH, DM1) to drive incremental patient, net revenue growth

KEY TAKEAWAY

- **Extension of Pitolisant franchise beyond 2030 with enhanced product profiles**
- **Poised to deliver durable patient growth and significant revenue to the mid 2040s**

*With pediatric exclusivity; on-track to meet the requirements for pediatric exclusivity

21 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference HARMONY BIOSCIENCES

EPX-100: Most Advanced and Differentiated 5HT2 (serotonin) Agonist Development Program



EPX-100

PROVEN MoA

Established serotonergic mechanism of action – confirmed via highly predictive zebra-fish model

PROVEN SAFETY

- Clemizole was marketed for ~ 20 yrs with no significant safety and/or tolerability signals from post marketing exposure
- Emerging safety and tolerability profile from the Phase 3 study in DS is promising; no need for special laboratory or cardiac monitoring required

DOSING REGIMEN

BID dosing; very important clinical consideration for patients with DEEs

ADVANCED CLINICAL DEVELOPMENT

- Actively enrolling patients in US and EU in a phase 3 registrational study in Dravet syndrome; Topline data in 2026
- Initiated Phase 3 registrational study in LGS in Q4 2024; Topline Data in 2026

https://pubchem.ncbi.nlm.nih.gov/compound/Clemizole

22 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference HARMONY BIOSCIENCES

Catalyst-Rich Pipeline Driving Value Beyond 2025 23 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference 2026 • ZYN002 FXS PDUFA • Pitolisant-GR PDUFA • EPX100 DS/LGS Phase 3 topline data (TLD) • Pitolisant PWS Phase 3 TLD • OX2R SAD/MAD PK readouts 2027 – 2028 • Pitolisant-HD Phase 3 TLD in narcolepsy (2027) • Pitolisant-HD PDUFA for narcolepsy (2028) • ZYN002 22q deletion syndrome – Phase 3 TLD • EPX100 DS/LGS PDUFA • Pitolisant PWS PDUFA Pipeline poised to deliver one or more new product or indication launches each year over the next 4 years KEY TAKEAWAY

24 January 15, 2025 Harmony Biosciences | J.P. Morgan Healthcare Conference 4 Key Catalysts One every Q in 2025 $1B+ Potential opportunity for WAKIX in narcolepsy $3B+ Establishing leadership position in CNS 6 Phase 3 Development programs by year end 2025 MULTIPLE MILESTONES IN 2025 DURABLE LONG-TERM VALUE CREATION

company/harmonybiosciences/ @harmonybio harmony_biosciences www.harmonybiosciences.com